EXHIBIT 24.1.1

POWER OF ATTORNEY

(Safety Award Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the “Company”) does hereby constitute and appoint Stephen D. Richards his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Consolidated Freightways Corporation Safety Award Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:    May 3, 2002

/s/ G. ROBERT EVANS
G. Robert Evans

EXHIBIT 24.1.2

POWER OF ATTORNEY

(Safety Award Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the “Company”) does hereby constitute and appoint Stephen D. Richards his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Consolidated Freightways Corporation Safety Award Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:    May 7, 2002

/s/ PAUL B. GUENTHER
Paul B. Guenther

EXHIBIT 24.1.3

POWER OF ATTORNEY

(Safety Award Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the “Company”) does hereby constitute and appoint Stephen D. Richards his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Consolidated Freightways Corporation Safety Award Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:    April 30, 2002

/s/ ROBERT W. HATCH
Robert W. Hatch

EXHIBIT 24.1.4

POWER OF ATTORNEY

(Safety Award)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the “Company”) does hereby constitute and appoint Stephen D. Richards his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Consolidated Freightways Corporation Safety Award Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:    May 7, 2002

/s/ HENRY C. MONTGOMERY
Henry C. Montgomery

EXHIBIT 24.1.5

POWER OF ATTORNEY

(Safety Award Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the “Company”) does hereby constitute and appoint Stephen D. Richards his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Consolidated Freightways Corporation Safety Award Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:    May 2, 2002

/s/ WILLIAM D. WALSH
William D. Walsh

EXHIBIT 24.1.6

POWER OF ATTORNEY

(Safety Award Plan)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Consolidated Freightways Corporation (the “Company”) does hereby constitute and appoint Stephen D. Richards his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Consolidated Freightways Corporation Safety Award Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of the Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:    April 30, 2002

/s/ JAMES B. MALLOY
James B. Malloy